SUNAMERICA
                      MUTUAL FUNDS
SUNAMERICA STYLE SELECT SERIES, INC.
733 THIRD AVENUE
THIRD FLOOR
NEW YORK, NY 10017


                                 FUND NAME HERE

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                     BOARD OF DIRECTORS OF SUNAMERICA STYLE
                               SELECT SERIES, INC.


The undersigned hereby appoints Peter A. Harbeck, Peter C. Sutton and Robert M. Zakem, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the shares of the above-referenced Portfolio (the "Portfolio") of SunAmerica Style Select Series, Inc. held of record by the undersigned on June 10, 2002, at a Special Meeting of Shareholders of the Portfolio to be held at the principal executive offices of SunAmerica Asset Management Corp., The SunAmerica Center, 733 Third Avenue, New York, New York 10017 on August 15, 2002 at 10 a.m. Eastern time and at any adjournment thereof.


By signing and dating this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope. Alternatively, you may vote your shares by following the phone or Internet instructions to the left.

                      SIGN, DATE AND RETURN THE PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.


TO VOTE BY TELEPHONE
1) Read the Proxy Statement and have the proxy card below at hand.
2)  Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET
1) Read the Proxy Statement and have the proxy card below at hand.
2)  Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY MAIL
1)  Read the Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the envelope provided.

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]         SUNAMC                  KEEP THIS PORTION FOR YOUR RECORDS
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                      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED    DETACH AND RETURN THIS PORTION ONLY
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
FUND NAME HERE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

VOTE ON PROPOSAL
                                                                                FOR    AGAINST    ABSTAIN
1.   To approve or disapprove the agreement and Plan of Reorganization as       [ ]      [ ]        [ ]
     described in the accompanying Proxy Statement and Prospectus.

2. In their discretion, the named proxies may vote to transact such other business as properly may come before the meeting or any adjournment thereof.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

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Signature (PLEASE SIGN WITHIN BOX)        Date         Signature (Joint Owners)                  Date

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